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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21799

     Evergreen International Balanced Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: April 30, 2007

Date of reporting period: April 30, 2007

Item 1 - Reports to Stockholders.

Evergreen International Balanced Income Fund

Evergreen

INTERNATIONAL BALANCED INCOME FUND

Annual Report
as of April 30, 2007

Evergreen Investments™
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	AUTOMATIC DIVIDEND REINVESTMENT PLAN
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

The fund has filed with the New York Stock Exchange (“NYSE”) its chief executive officer certification regarding compliance with the NYSE’s listing standards and has filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

June 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for Evergreen International Balanced Income Fund covering the twelve-month period ended April 30, 2007.

International equity and fixed-income markets produced positive returns during the twelve-month period, propelled by a sustained global economic recovery. While returns from foreign stock markets were solid, investing in international equities was not without its challenges. The markets endured several setbacks, most recently in February 2007 when a sell-off in China set off a wave of volatility felt in markets throughout the world, including in the United States. The markets recovered, however, and delivered healthy returns for the fiscal year. In general, international stocks outperformed domestic equity benchmarks for the period, even as U.S. stocks delivered healthy returns.

Despite some swings in currency values, international bonds also generated positive results, even after enduring increasing volatility in interest rates late in the fiscal year. Consistent with trends in the U.S. market, higher-yielding and more credit-sensitive sectors outperformed higher-quality fixed-income investments.

Solid returns from investments in corporate stocks and debt came against a backdrop of dynamic growth throughout the world. Emerging markets continued their vigorous expansions, led by the rapidly increasing economies in China and India. At the same time, economic fundamentals and corporate profitability improved in European and other developed markets. While growth in the U.S.

LETTER TO SHAREHOLDERS continued

decelerated somewhat as the twelvemonth period progressed, foreign economies continued to enjoy a vigorous expansion through the end of the period.

In this environment, the portfolio managers of Evergreen International Balanced Income Fund pursued strategies designed to provide a high level of income. The equity team invested primarily in dividend-paying international stocks as the managers of the fixed income sleeve of the portfolio guarded against inflationary and currency risks and sought selective opportunities in the bonds and currencies of smaller markets. The Fund includes allocations to foreign equity and fixed income securities, supplemented by the sale of market index call options against the Fund’s equity portfolio.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

Notification of Investment Strategy Change:

Effective August 1, 2007, the Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options, and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with other types of investments. For example, the use of derivatives involves the risk of loss due to the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile and may be illiquid or difficult to price. Derivatives are highly specialized instruments, and involve the risk that an investment advisor may not accurately predict the performance of a derivative under all market conditions. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended April 30,

	2007	2006[1]

Net asset value, beginning of period	$ 20.59	$ 19.10[2]

Income from investment operations
Net investment income (loss)	0.84	0.39
Net realized and unrealized gains or losses on investments	1.93	1.83

Total from investment operations	2.77	2.22

Distributions to common shareholders
Net investment income	(1.09)	(0.69)
Net realized gains	(0.66)	0

Total distributions to common shareholders	(1.75)	(0.69)

Offering costs charged to capital for common shares	0	(0.04)

Net asset value, end of period	$ 21.61	$ 20.59

Market value, end of period	$ 22.06	$ 19.07

Total return based on market value[3]	26.00%	(1.16%)

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$249,600	$235,819
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.20%	1.20%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.29%	1.27%[4]
Net investment income (loss)	4.12%	3.96%[4]
Portfolio turnover rate	90%	42%

1 For the period from October 31, 2005 (commencement of operations), to April 30, 2006.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4 Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2007

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.3%
FIXED-RATE 1.3%
FHLMC, 6.00%, 06/01/2035	$ 1,892,144	$1,916,892
GNMA, 5.50%, 12/15/2034	1,443,670	1,437,796

Total Agency Commercial Mortgage-Backed Securities (cost $3,309,748)		3,354,688

CORPORATE BONDS 0.1%
INDUSTRIALS 0.1%
Commercial Services & Supplies 0.1%
ARAMARK Corp., 8.50%, 02/01/2015 (cost $369,250)	350,000	366,030

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 11.2%
CONSUMER DISCRETIONARY 1.3%
Automobiles 0.4%
DaimlerChrysler AG, 5.125%, 11/10/2008 GBP	550,000	1,083,965

Insurance 0.6%
ASIF III Jersey, Ltd., 4.375%, 12/30/2008 GBP	790,000	1,542,273

Multi-line Retail 0.3%
Marks & Spencer Group plc, 6.375%, 11/07/2011 GBP	300,000	605,775

CONSUMER STAPLES 2.2%
Beverages 0.5%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	300,000	630,797
Coca-Cola Enterprises, Inc., 5.25%, 05/19/2009 GBP	250,000	493,511

		1,124,308

Food Products 0.7%
Nestle SA, 5.50%, 11/18/2009 AUD	2,070,000	1,685,763

Tobacco 1.0%
British American Tobacco plc, 5.75%, 12/09/2013 GBP	550,000	1,082,196
Imperial Tobacco plc, 6.50%, 11/13/2008 GBP	750,000	1,509,412

		2,591,608

FINANCIALS 6.6%
Capital Markets 0.2%
Ahold Finance USA, Inc., 6.50%, 03/14/2017 GBP -	200,000	410,530

Commercial Banks 5.9%
European Investment Bank:
4.50%, 10/23/2008 GBP	1,650,000	3,244,800
6.50%, 09/10/2014 NZD	1,200,000	846,440
Kommunalbanken AS, 6.00%, 02/25/2011 AUD	6,400,000	5,243,686
Landwirtsch Rentenbank:
5.75%, 06/15/2011 AUD	5,025,000	4,078,252
7.00%, 12/27/2007 NZD	2,000,000	1,471,065

		14,884,243

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Principal
	Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) continued
FINANCIALS continued
Consumer Finance 0.5%
Bombardier Capital Funding, Ltd., 6.75%, 05/14/2009 GBP	280,000	$564,298
SLM Corp., 5.375%, 12/15/2010 GBP	185,000	351,545
Virgin Media Finance plc, 9.75%, 04/15/2014 GBP	160,000	340,825

		1,256,668

INDUSTRIALS 0.5%
Machinery 0.5%
Harsco Corp., 7.25%, 10/27/2010 GBP	550,000	1,139,684

MATERIALS 0.4%
Chemicals 0.4%
BOC Group, 5.875%, 04/29/2009 GBP	550,000	1,096,176

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Deutsche Telekom AG, 6.25%, 12/09/2010 GBP	200,000	401,970

Total Foreign Bonds-Corporate (Principal Amount Denominated in
Currency Indicated) (cost $25,910,330)		27,822,963

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED
IN CURRENCY INDICATED) 10.7%
Canada, 6.25%, 06/16/2015 NZD	5,600,000	3,879,403
Hungary, 6.50%, 08/12/2008 HUF	706,000,000	3,859,928
Korea:
4.75%, 06/10/2009 KRW	1,372,000,000	1,464,450
5.25%, 09/10/2015 KRW	4,700,000,000	5,091,601
Mexico:
8.00%, 12/19/2013 MXN	38,400,000	3,600,945
10.00%, 12/05/2024 MXN	32,500,000	3,617,161
New Zealand, 6.00%, 07/15/2008 NZD	2,000,000	1,461,706
Poland, 4.25%, 05/24/2011 PLN	10,435,000	3,661,114

Total Foreign Bonds-Government (Principal Amount Denominated in
Currency Indicated) (cost $24,321,974)		26,636,308

YANKEE OBLIGATIONS - CORPORATE 4.4%
ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
OAO Gazprom, 9.625%, 03/01/2013	$ 500,000	597,700

FINANCIALS 1.6%
Commercial Banks 0.9%
Bank of Moscow, 7.34%, 05/13/2013	1,600,000	1,686,720
Kazkommerts International BV, 7.00%, 11/03/2009	670,000	678,375

		2,365,095

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

		Principal
		Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
FINANCIALS continued
Consumer Finance 0.7%
Siemens Financier, 5.75%, 10/17/2016		$ 1,250,000	$1,272,792
Virgin Media Finance plc, 9.125%, 08/15/2016		330,000	353,925

			1,626,717

INDUSTRIALS 0.9%
Road & Rail 0.9%
Network Rail, 5.25%, 05/09/2011		2,100,000	2,128,980

TELECOMMUNICATION SERVICES 1.4%
Diversified Telecommunication Services 1.3%
Poland Communications, Inc., 5.25%, 01/15/2014		2,000,000	1,989,250
Telecom Italia SpA, 6.20%, 07/18/2011		1,200,000	1,239,187

			3,228,437

Wireless Telecommunication Services 0.1%
Vimpel Communications, 8.25%, 05/23/2016		330,000	353,183

UTILITIES 0.2%
Multi-Utilities 0.2%
National Power Corp., FRN, 9.61%, 08/23/2011		500,000	561,218

Total Yankee Obligations-Corporate (cost $10,704,731)			10,861,330

YANKEE OBLIGATIONS - GOVERNMENT 1.2%
Brazil, 7.875%, 03/07/2015		500,000	573,750
Colombia, 8.25%, 12/22/2014		500,000	577,500
Italy, 6.00%, 02/22/2011		450,000	467,820
Philippines, 8.00%, 01/15/2016		350,000	396,375
Turkey, 9.00%, 06/30/2011		500,000	558,125
Venezuela, 10.75%, 09/19/2013		300,000	366,450

Total Yankee Obligations-Government (cost $2,866,900)			2,940,020

	Country	Shares	Value

COMMON STOCKS 69.1%
CONSUMER DISCRETIONARY 6.3%
Automobiles 0.5%
DaimlerChrysler AG	Germany	12,596	1,026,888
Toyota Motor Corp.	Japan	5,700	347,425

			1,374,313

Hotels, Restaurants & Leisure 0.4%
Ladbrokes plc	United Kingdom	40,131	325,994
OPAP SA	Greece	21,110	798,032

			1,124,026

Household Durables 0.3%
Husqvarna AB *	Sweden	35,600	650,135

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Media 3.5%
Arnoldo Mondadori Editore SpA	Italy	74,944	$824,814
Gestevision Telecinco SA	Spain	7,069	213,003
Independent News & Media plc	Ireland	265,134	1,235,799
Macquarie Communications Infrastructure Group	Australia	211,626	1,158,231
Mediaset SpA	Italy	68,867	778,781
Pearson plc	United Kingdom	69,673	1,191,506
Wolters Kluwer NV	Netherlands	21,170	626,944
Yellow Pages Income Fund µ	Canada	203,734	2,584,239

			8,613,317

Multi-line Retail 0.5%
PPR SA	France	6,766	1,174,009

Specialty Retail 1.1%
H&M Hennes & Mauritz AB, Class B	Sweden	29,950	1,979,446
Inditex SA	Spain	7,061	433,221
Lindex AB	Sweden	27,500	371,762

			2,784,429

CONSUMER STAPLES 6.6%
Beverages 2.7%
Coca-Cola Amatil, Ltd.	Australia	109,492	859,626
Diageo plc µ	United Kingdom	176,956	3,732,834
Grupo Modelo SA de CV, Ser. C	Mexico	131,700	680,625
Scottish & Newcastle plc	United Kingdom	129,895	1,592,685

			6,865,770

Food & Staples Retailing 0.4%
Woolworths, Ltd.	Australia	39,610	927,534

Food Products 2.2%
Koninklijke Wessanen NV	Netherlands	52,518	830,375
Unilever NV	Netherlands	150,198	4,574,457

			5,404,832

Tobacco 1.3%
British American Tobacco Malaysia Berhad	Malaysia	53,100	712,588
British American Tobacco plc µ	United Kingdom	82,961	2,560,754

			3,273,342

ENERGY 5.7%
Energy Equipment & Services 0.3%
Aker ASA	Norway	10,700	669,743

Oil, Gas & Consumable Fuels 5.4%
BP plc µ	United Kingdom	353,428	3,971,918
ENI SpA µ	Italy	69,490	2,307,912
Royal Dutch Shell plc, Class B	United Kingdom	120,010	4,253,500
Total SA µ	France	39,544	2,922,164

			13,455,494

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS 17.9%
Capital Markets 2.7%
DnB NOR ASA	Norway	61,300	$874,642
Macquarie Bank, Ltd.	Australia	3,180	227,175
UBS AG	Switzerland	56,274	3,651,008
Vontobel Holding AG	Switzerland	37,996	2,109,364

			6,862,189

Commercial Banks 10.1%
ABN AMRO Holding NV	Netherlands	44,761	2,184,698
Allied Irish Banks plc	Ireland	18,236	552,900
Australia & New Zealand Banking Group, Ltd.	Australia	72,731	1,848,048
Banco Bilbao Vizcaya Argentaria SA	Spain	38,613	920,534
Banco Santander Central Hispano SA	Spain	36,977	659,739
Bank Leumi Le-Israel BM	Israel	212,958	803,881
Bank of Ireland	Ireland	20,295	438,167
Barclays plc	United Kingdom	108,689	1,565,598
Danske Bank AS	Denmark	12,200	569,686
Hang Seng Bank, Ltd.	Hong Kong	50,500	709,591
HBOS plc	United Kingdom	44,042	945,541
HSBC Holdings plc - London Exchange µ	United Kingdom	168,443	3,111,660
Lloyds TSB Group plc µ	United Kingdom	301,169	3,473,664
National Australia Bank, Ltd.	Australia	5,616	199,901
Nordea Bank AB	Sweden	92,500	1,598,850
Royal Bank of Canada	Canada	25,500	1,330,155
Royal Bank of Scotland Group plc	United Kingdom	21,471	821,831
Societe Generale µ	France	12,840	2,720,070
Sparebanken Nord-Norge	Norway	31,000	742,762

			25,197,276

Diversified Financial Services 2.2%
Fortis NV	Belgium	12,097	542,348
Guoco Group, Ltd.	Bermuda	76,000	1,096,792
Hellenic Exchanges Holding SA	Greece	41,616	983,164
ING Groep NV	Netherlands	63,056	2,864,950

			5,487,254

Insurance 2.7%
Assurances Generales de France SA µ	France	12,543	2,179,483
Cathay Financial Holding Co., Ltd.	Taiwan	94,474	191,249
Lancashire Holdings plc	Bermuda	61,474	434,455
Legal & General Group plc µ	United Kingdom	613,447	1,880,965
QBE Insurance Group, Ltd.	Australia	8,632	219,383
TrygVesta AS *	Denmark	21,620	1,835,013

			6,740,548

Real Estate Investment Trusts 0.2%
Westfield Group Australia	Australia	29,707	515,310

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE 2.5%
Health Care Providers & Services 0.6%
Parkway Holdings, Ltd.	Singapore	578,550	$1,494,038

Pharmaceuticals 1.9%
GlaxoSmithKline plc µ	United Kingdom	159,874	4,626,773

INDUSTRIALS 5.9%
Aerospace & Defense 0.5%
BAE Systems plc	United Kingdom	124,660	1,131,658

Building Products 0.4%
Assa Abloy AB, Class B	Sweden	48,400	1,082,964

Commercial Services & Supplies 0.5%
Biffa plc	United Kingdom	28,908	187,596
De La Rue plc	United Kingdom	61,660	872,824
Experian Group, Ltd.	United Kingdom	21,272	240,557

			1,300,977

Construction & Engineering 0.4%
Skanska AB, Class B	Sweden	42,200	975,096

Electrical Equipment 1.0%
Schneider Electric SA	France	999	134,649
Schneider Electric SA µ	France	16,992	2,395,819

			2,530,468

Industrial Conglomerates 0.6%
Barloworld, Ltd.	South Africa	36,050	1,005,692
Fraser & Neave, Ltd.	Singapore	165,000	581,394

			1,587,086

Machinery 1.7%
Aker Yards ASA	Norway	71,780	1,288,524
Heidelberger Druckmaschinen AG	Germany	9,619	454,796
Sandvik AB	Sweden	68,000	1,295,352
SKF AB, Class B	Sweden	49,000	1,068,725

			4,107,397

Transportation Infrastructure 0.8%
Brisa-Autoestradas de Portugal SA	Portugal	45,063	594,235
Macquarie Airports	Australia	393,249	1,295,311

			1,889,546

INFORMATION TECHNOLOGY 2.1%
Communications Equipment 0.4%
Ericsson	Sweden	272,000	1,036,924

Office Electronics 0.1%
Oce NV	Netherlands	13,707	258,298

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	67,979	$138,767
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	10,626	111,998
United Microelectronics Corp.	Taiwan	1,380,000	794,347

			1,045,112

Software 1.2%
SAP AG	Germany	16,852	813,155
Square Enix Co., Ltd. *	Japan	84,400	2,150,796

			2,963,951

MATERIALS 4.2%
Chemicals 1.9%
Akzo Nobel NV	Netherlands	29,920	2,392,943
BASF AG	Germany	13,675	1,624,284
Imperial Chemical Industries plc	United Kingdom	64,807	687,251

			4,704,478

Construction Materials 0.6%
Lafarge SA	France	9,132	1,478,083
Siam Cement	Thailand	26,000	177,415

			1,655,498

Containers & Packaging 0.8%
Rexam plc µ	United Kingdom	193,847	2,028,802

Metals & Mining 0.2%
Teck Cominco, Ltd., Class B	Canada	5,400	409,658

Paper & Forest Products 0.7%
Stora Enso Oyj, Class R	Finland	20,800	380,799
UPM-Kymmene Oyj	Finland	57,700	1,422,410

			1,803,209

TELECOMMUNICATION SERVICES 9.6%
Diversified Telecommunication Services 8.3%
BCE, Inc. µ	Canada	96,829	3,266,215
Belgacom SA	Belgium	20,566	906,003
BT Group plc µ	United Kingdom	285,090	1,800,565
Chunghwa Telecom Co., Ltd., ADR	Taiwan	117,429	2,336,837
Deutsche Telekom AG *	Germany	22,752	415,014
Elisa Oyj	Finland	19,800	576,351
France Telecom	France	58,603	1,709,863
KT Corp.	South Korea	6,850	307,524
Maroc Telecom	Morocco	74,492	1,247,540
Telecom Italia SpA µ	Italy	856,157	2,091,801

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Telefonica SA	Spain	191,517	$4,275,741
TeliaSonera AB	Sweden	224,500	1,818,194

			20,751,648

Wireless Telecommunication Services 1.3%
China Unicom, Ltd.	Hong Kong	516,000	748,806
StarHub, Ltd.	Singapore	337,720	645,011
Vodafone Group plc * µ	United Kingdom	650,664	1,852,592

			3,246,409

UTILITIES 8.3%
Electric Utilities 3.1%
British Energy Group plc *	United Kingdom	117,581	1,211,566
E.ON AG	Germany	3,212	483,903
Enel SpA µ	Italy	152,869	1,741,802
Fortum Oyj	Finland	45,600	1,409,743
HongKong Electric Holdings, Ltd.	Hong Kong	44,500	222,821
Iberdrola SA	Spain	16,523	818,951
Tokyo Electric Power Co., Inc.	Japan	57,200	1,897,781

			7,786,567

Gas Utilities 1.4%
Gaz de France	France	22,562	1,056,510
Snam Rete Gas SpA	Italy	112,081	715,401
Tokyo Gas Co., Ltd.	Japan	355,000	1,778,774

			3,550,685

Multi-Utilities 3.8%
National Grid plc µ	United Kingdom	202,195	3,164,296
RWE AG	Germany	16,575	1,753,924
SUEZ	France	27,249	1,547,163
United Utilities plc µ	United Kingdom	195,752	2,912,819

			9,378,202

Total Common Stocks (cost $147,672,713)			172,464,965

PREFERRED STOCKS 0.7%
CONSUMER DISCRETIONARY 0.4%
Textiles, Apparel & Luxury Goods 0.4%
Hugo Boss AG, Var. Rate Pfd.	Germany	16,739	1,035,564

UTILITIES 0.3%
Electric Utilities 0.3%
Eletrobras SA, Class B, Var. Rate Pfd.	Brazil	32,400,000	762,156

Total Preferred Stocks (cost $1,290,293)			1,797,720

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

	Country	Shares	Value

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
PagesJaunes * (h) + (cost $0)	France	24,158	$0

OTHER 0.2%
Bell Aliant Regional Communications Income Fund	Canada	10,365	292,964
Bell Aliant Regional Communications Income Fund 144A	Canada	5,263	148,732

Total Other (cost $469,499)			441,696

SHORT-TERM INVESTMENTS 0.5%
MUTUAL FUND SHARES 0.5%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 4.99% q ø (cost $1,316,307)	United States	1,316,307	1,316,307

Total Investments (cost $218,231,745) 99.4%			248,002,027
Other Assets and Liabilities 0.6%			1,598,189

Net Assets Applicable to Common Shareholders 100.0%			$249,600,216

*	Non-income producing security
µ	All or a portion of this security is pledged as collateral for written call options.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
AUD	Australian Dollar
FHLMC	Federal Home Loan Mortgage Corp.
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	Republic of Korea Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007

The following table shows the percent of total long-term investments by geographic location as of April 30, 2007:

United Kingdom	23.0%	Singapore	1.1%
France	7.0%	Denmark	1.0%
Netherlands	6.5%	Ireland	0.9%
Canada	5.7%	Greece	0.7%
Germany	5.6%	Hong Kong	0.7%
Sweden	4.8%	Bermuda	0.6%
United States	4.4%	New Zealand	0.6%
Italy	3.6%	Belgium	0.6%
Norway	3.6%	Brazil	0.5%
Luxembourg	3.5%	Morocco	0.5%
Mexico	3.2%	South Africa	0.4%
Spain	3.0%	Philippines	0.4%
Australia	2.9%	Israel	0.3%
South Korea	2.8%	Malaysia	0.3%
Japan	2.5%	Portugal	0.2%
Switzerland	2.3%	Colombia	0.2%
Hungary	1.6%	Turkey	0.2%
Finland	1.5%	Venezuela	0.2%
Poland	1.5%	Thailand	0.1%

Taiwan	1.5%		100.0%

The following table shows portfolio composition as a percent of total investments as of April 30, 2007:

Financials	26.2%
Telecommunication Services	11.5%
Foreign Bonds - Government	10.7%
Utilities	8.9%
Consumer Staples	8.8%
Consumer Discretionary	8.2%
Industrials	7.4%
Energy	5.9%
Materials	4.7%
Health Care	2.5%
Information Technology	2.1%
Mortgage-Backed Securities	1.4%
Yankee Obligations - Government	1.2%
Cash Equivalents	0.5%

100.0%

The following table shows the percent of total investments (excluding equity positions) by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2007 (unaudited):

AAA	33.7%
AA	11.8%
A	30.1%
BBB	9.8%
BB	7.8%
B	1.4%
NR	5.4%

100.0%

The following table shows the percent of total investments (excluding equity positions) based on effective maturity as of April 30, 2007 (unaudited):

Less than 1 year	3.8%
1 to 3 year(s)	26.4%
3 to 5 years	28.0%
5 to 10 years	32.3%
20 to 30 years	9.5%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007

Assets
Investments in securities, at value (cost $216,915,438)	$246,685,720
Investments in affiliated money market fund, at value (cost $1,316,307)	1,316,307

Total investments	248,002,027
Foreign currency, at value (cost $540,439)	569,611
Receivable for securities sold	3,082,508
Dividends and interest receivable	3,036,535
Unrealized gains on open forward foreign currency exchange contracts	646,178

Total assets	255,336,859

Liabilities
Dividends payable	1,683,782
Payable for securities purchased	1,834,031
Due to custodian bank	1,480
Payable for closed forward foreign currency exchange contracts	193,715
Unrealized losses on open forward foreign currency exchange contracts	1,066,406
Call options written, at value (premiums received $919,038)	761,389
Advisory fee payable	6,502
Due to other related parties	342
Accrued expenses and other liabilities	188,996

Total liabilities	5,736,643

Net assets applicable to common shareholders	$249,600,216

Net assets applicable to common shareholders represented by
Paid-in capital	$220,257,452
Overdistributed net investment income	(3,613,243)
Accumulated net realized gains on investments	3,338,529
Net unrealized gains on investments	29,617,478

Net assets applicable to common shareholders	$249,600,216

Net assets value per share applicable to common shareholders
Based on $249,600,216 divided by 11,548,586 common shares issued and outstanding
(unlimited number of common shares authorized)	$21.61

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2007

Investment income
Dividends (net of foreign withholding taxes of $751,495)	$8,043,016
Interest (net of foreign withholding taxes of $42,520)	4,332,931
Income from affiliate	71,815

Total investment income	12,447,762

Expenses
Advisory fee	2,223,616
Administrative services fee	117,032
Transfer agent fees	42,114
Trustees’ fees and expenses	80,501
Printing and postage expenses	83,685
Custodian and accounting fees	362,221
Professional fees	70,757
Other	38,947

Total expenses	3,018,873
Less: Expense reductions	(2,709)
Fee waivers	(209,360)

Net expenses	2,806,804

Net investment income	9,640,958

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	21,039,212
Written options	(7,692,001)
Foreign currency related transactions	(3,020,419)

Net realized gains on investments	10,326,792
Net change in unrealized gains or losses on investments	11,995,192

Net realized and unrealized gains or losses on investments	22,321,984

Net increase in net assets resulting from operations	$31,962,942

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2007	2006 (a)

Operations
Net investment income	$ 9,640,958	$4,418,342
Net realized gains on investments	10,326,792	3,356,802
Net change in unrealized gains or losses on investments	11,995,192	17,622,286

Net increase in net assets resulting from operations	31,962,942	25,397,430

Distributions to common shareholders from
Net investment income	(12,522,220)	(7,915,572)
Net realized gains	(7,586,232)	0

Total distributions to common shareholders	(20,108,452)	(7,915,572)

Capital share transactions
Net proceeds from the issuance of common shares	0	218,667,000
Common share offering expenses charged to paid-in capital	0	(430,000)
Net asset value of common shares issued under the Automatic Dividend
Reinvestment Plan	1,926,784	0

Net increase in net assets resulting from capital share transactions	1,926,784	218,237,000

Total increase in net assets applicable to common shareholders	13,781,274	235,718,858
Net assets applicable to common shareholders
Beginning of period	235,818,942	100,084

End of period	$ 249,600,216	$235,818,942

Overdistributed net investment income	$ (3,613,243)	$(1,845,350)

(a) For the period from October 31, 2005 (commencement of operations), to April 30, 2006.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Balanced Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on August 16, 2005 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek to provide a high level of income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. Written options

The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTES TO FINANCIAL STATEMENTS continued

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, passive foreign investment companies and dividend redesignations. During the year ended April 30, 2007, the following amounts were reclassified:

Overdistributed net investment income	$1,113,369
Accumulated net realized gains on investments	(1,113,369)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities to the extent excluded in calculating net assets.

First International Advisors, Inc. d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Analytic Investors, Inc. is the investment sub-advisor managing the Fund’s option strategy and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2007, EIMC contractually waived its advisory fee in the amount of $209,360.

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended April 30, 2007 and the year ended April 30, 2006, the Fund issued 93,346 and 11,455,240 common shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $211,329,023 and $226,598,184, respectively, for the year ended April 30, 2007.

At April 30, 2007, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Receive	April 30, 2007	for U.S. $	Gain

05/29/2007	2,738,976 EUR	$ 3,745,556	$ 3,600,000	$ 145,556
05/29/2007	3,014,886 EUR	4,122,864	4,000,000	122,864
05/31/2007	8,187,789 EUR	11,197,758	10,820,000	377,758

Exchange	Contracts to	U.S. Value at		U.S. Value at	Unrealized
Date	Receive	April 30, 2007	In Exchange for	April 30, 2007	Loss

06/05/2007	428,941,233 JPY	$ 3,609,097	5,362,000 NZD	$ 3,968,227	$ 359,130
06/14/2007	5,444,282 EUR	7,449,250	9,220,000 AUD	7,657,755	208,505
06/14/2007	8,178,282 EUR	11,190,102	5,613,000 GBP	11,223,919	33,817
06/14/2007	416,507,930 JPY	3,508,283	5,207,000 NZD	3,851,219	342,936

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Deliver	April 30, 2007	for U.S. $	Loss

05/29/2007	2,728,345 EUR	$ 3,731,018	$ 3,609,000	$ 122,018

NOTES TO FINANCIAL STATEMENTS continued

During the year ended April 30, 2007, the Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at April 30, 2006	1,082	$1,166,575
Options written	16,758	15,053,418
Options expired	(5,578)	(4,998,423)
Options closed	(10,122)	(10,302,532)

Options outstanding at April 30, 2007	2,140	$919,038

Open call options written at April 30, 2007 were as follows:

Expiration		Number of	Strike		Market	Premiums
Date	Index	Contracts	Price/Rate		Value	Received

05/18/2007	AMEX Airline
	Index	853	55	USD	$ 68,240	$ 138,186
05/18/2007	AMEX
	Biotechnology
	Index	57	840	USD	29,640	39,729
05/18/2007	DAX Index	371	7,450	EUR	244,244	210,409
05/18/2007	Dow Jones Euro
	STOXX 50 Index	308	4,500	EUR	59,737	94,000
05/18/2007	Morgan Stanley
	Consumer Index	63	740	USD	22,050	32,241
05/18/2007	PHLX
	Semiconductor
	Index	96	490	USD	107,520	82,872
05/18/2007	S&P/MIB Index	125	44,000	EUR	187,804	151,680
05/18/2007	S&P/Toronto
	Stock Exchange
	60 Index	267	790	CAD	42,154	169,921

On April 30, 2007 the aggregate cost of securities for federal income tax purposes was $219,453,610. The gross unrealized appreciation and depreciation on securities based on tax cost was $30,616,162 and $2,067,745, respectively, with a net unrealized appreciation of $28,548,417.

For income tax purposes, currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2007, the Fund incurred and will elect to defer post-October currency losses of $1,089,487.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed
Overdistributed	Long-term	Unrealized
Ordinary Income	Capital Gain	Appreciation

$ 2,810,608	$ 3,404,453	$ 28,748,919

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment companies. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2007	2006

Ordinary Income	$12,522,220	$7,915,572
Long-term Capital Gain	7,586,232	0

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess

NOTES TO FINANCIAL STATEMENTS continued

of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration	Record	Payable	Net Investment
Date	Date	Date	Income

April 20, 2007	May 15, 2007	June 1, 2007	$0.1458
May 18, 2007	June 13, 2007	July 2, 2007	$0.1458
June 14, 2007	July 16, 2007	August 1, 2007	$0.1458

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen International Balanced Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evergreen International Balanced Income Fund as of April 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Balanced Income Fund as of April 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 28, 2007

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $7,586,232 for the fiscal year ended April 30, 2007.

Pursuant to Section 871 of the Internal Revenue Code, $2,226,622 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

With respect to dividends paid from investment company taxable income during the fiscal year ended April 30, 2007, the Fund designates 37.61% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended April 30, 2007, the total amount of foreign taxes that is expected to be passed through to shareholders was $718,060 on foreign source income of $12,447,762. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2007, will be reported in conjunction with Form 1099-DIV.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Fund Complex; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

575078 rv1 06/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended April 30, 2007 and April 30, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$ 63,200	$ 0
Audit-related fees	$ 0	$ 0
Audit and audit-related fees	$ 63,200	$ 0
Tax fees	$ 0	$ 0
Non-audit fees (1)	$808,367	$950,575
Total fees	$871,567	$950,575

(1) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”). The proxy voting policies and procedures of the Advisor are included as an appendix at the end of the filing

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

As of April 30, 2007, the Fund is managed by Joseph DeSantis, Gilman C. Gunn, II, Tony Norris, Alex Perrin, Peter Wilson and Michael Lee.

Joseph DeSantis is a Chief Investment Officer and Managing Director with Evergreen’s Fundamental Equity group. Prior to joining Evergreen in 2005, Joe served as a Managing Director and Head of Equities-Americas with Deutsche Asset Management in New York (2000-2005). He served as Managing Directory and Chief Investment Officer for Chase Trust Bank in Tokyo, Japan from 1996-2000.

Gilman C. Gunn, III is a Managing Director, Senior Portfolio Manager and Head of the International Core Equity Team. He has managed the International Core Equity team for Evergreen or one of its predecessor firms since 1991.

Tony Norris is Managing Director, Chief Investment Officer, and Senior Portfolio Manager with Evergreen International Advisors. Tony has been with Evergreen or one of its predecessor firms since 1990.

Alex Perrin is the Director of Research and Senior Portfolio Manager with Evergreen International Advisors. He is one of four senior members of the investment team that forms the Investment Strategy Committee. Alex has been with Evergreen or one of its predecessor firms since 1992.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors. He is one of four senior members of the investment team that forms the Investment Strategy Committee. Peter has been with Evergreen or one of its predecessor firms since 1989.

Michael Lee is Director of Trading and Senior Portfolio Manager for Evergreen International Advisors. He is one of four senior members of the investment team that forms the Investment Strategy Committee. Michael has been with Evergreen or one of its predecessor forms since 1992.

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal period ended April 30, 2007.

Portfolio Manager		(Assets in
		thousands)
Joseph DeSantis	Assets of registered investment companies managed

	Evergreen International Balanced Income Fund*	$249,601

	TOTAL	249,601
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
	* Mr. DeSantis is not fully responsible for the management of the entire
	Evergreen International Balanced Income Fund. As of April 30, 2007, he
	was responsible only for approximately $0.8 million of the $249.6 million in
	assets in this fund.

Portfolio Manager		(Assets in
		thousands)

Portfolio Manager		(Assets in
		thousands)
Gilman Gunn	Assets of registered investment companies managed

	MMA Praxis International Fund	$177,687
	Evergreen International Equity Fund	3,359,237
	Evergreen VA International Equity Fund	308,118
	Evergreen International Balanced Income Fund*	249,601

	TOTAL	4,094,643
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	7
	Assets of separate accounts managed	1,081,372
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
* Mr. Gunn is not fully responsible for the management of the entire
	Evergreen International Balanced Income Fund. As of April 30, 2007, he
	was responsible only for approximately $175.4 million of the $249.6 million in
	assets of the fund.
Portfolio Manager		(Assets in
		thousands)
Michael Lee	Assets of registered investment companies managed

	Evergreen Strategic Income Fund*	$298,017
	Evergreen VA Strategic Income Fund*	89,305
	Evergreen Balanced Fund*	1,320,470
	Evergreen International Balanced Income Fund*	249,601
	Evergreen Managed Income Fund*	1,183,094
	Evergreen International Bond Fund	1,121,943

	TOTAL	4,262,430
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	614,682
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	29
	Assets of separate accounts managed	16,992,043
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	* Mr. Lee is not fully responsible for the management of the entire portfolios
	of the Evergreen Strategic Income Fund, Evergreen VA Strategic Income
	Fund, Evergreen Balanced Fund, Evergreen International Balanced Income
	Fund and Evergreen Managed Income Fund. As of April 30, 2007, he was
	responsible only for approximately $598.5 million of the $3,140.5 million in
	assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Tony Norris	Assets of registered investment companies managed

	Evergreen Strategic Income Fund*	$298,017
	Evergreen VA Strategic Income Fund*	89,305
	Evergreen Balanced Fund*	1,320,470
	Evergreen International Balanced Income Fund*	249,601
	Evergreen Managed Income Fund*	1,183,094
	Evergreen International Bond Fund	1,121,943

	TOTAL	4,262,430
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	614,682
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	29
	Assets of separate accounts managed	16,992,043
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
* Mr. Norris is not fully responsible for the management of the entire
	portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic
	Income Fund, Evergreen Balanced Fund, Evergreen International Balanced
	Income Fund and Evergreen Managed Income Fund. As of April 30, 2007,
	he was responsible only for approximately $598.5 million of the $3,140.5
	million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Alex Perrin	Assets of registered investment companies managed

	Evergreen Strategic Income Fund*	$298,017
	Evergreen VA Strategic Income Fund*	89,305
	Evergreen Balanced Fund*	1,320,470
	Evergreen International Balanced Income Fund*	249,601
	Evergreen Managed Income Fund*	1,183,094
	Evergreen International Bond Fund	1,121,943

	TOTAL	4,262,430
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	614,682
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	29
	Assets of separate accounts managed	16,992,043
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	* Mr. Perrin is not fully responsible for the management of the entire portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund,
	Evergreen Balanced Fund, Evergreen International Balanced Income Fund and
	Evergreen Managed Income Fund. As of April 30, 2007, he was responsible only
	for approximately $598.5 million of the $3,140.5 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Peter Wilson	Assets of registered investment companies managed

	Evergreen Strategic Income Fund*	$298,017
	Evergreen VA Strategic Income Fund*	89,305
	Evergreen Balanced Fund*	1,320,470
	Evergreen International Balanced Income Fund*	249,601
	Evergreen Managed Income Fund*	1,183,094
	Evergreen International Bond Fund	1,121,943

	TOTAL	4,262,430
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	5
	Assets of other pooled investment vehicles managed	614,682
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	29
	Assets of separate accounts managed	16,992,043
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A
	* Mr. Wilson is not fully responsible for the management of the entire
	portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic
	Income Fund, Evergreen Balanced Fund, Evergreen International Balanced
	Income Fund and Evergreen Managed Income Fund. As of April 30, 2007,
	he was responsible only for approximately $598.5 million of the $3,140.5
	million in assets in these funds.

     Conflicts of Interest. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of Evergreen Investment Management Company, LLC (“EIMC”) and Evergreen International Advisors (“EIA”) require portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

     The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

     EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

     The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

     In general, EIMC and EIA have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

     Compensation. For EIMC and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

     The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager
Joseph DeSantis	Lipper Emerging Markets
Lipper Equity Income
Lipper Global Small/Mid-Cap Growth
Lipper Gold Oriented
Lipper Health/Biotechnology
Lipper International Multi-Cap Core
Lipper International Small/Mid-Cap Growth
Lipper Large-Cap Core
Lipper Large-Cap Growth
Lipper Large-Cap Value
Lipper Mid-Cap Growth
Lipper Mid-Cap Value
Lipper Multi-Cap Growth
Lipper Small-Cap Growth
Lipper Small-Cap Value
Lipper Utility
Gilman C. Gunn, II	Lipper International Small/Mid-Cap Growth
Lipper Emerging Markets
Lipper International Multi-Cap Core
Lipper Gold Oriented
Callan International Equity
Tony Norris	Lipper Global Income Fund Universe
Alex Perrin	Lipper Global Income Fund Universe
Peter Wilson	Lipper Global Income Fund Universe
Michael Lee	Lipper Global Income Fund Universe

     EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Fund receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits;
  life, disability and long-term care insurance;
  before-tax spending accounts relating to dependent care, health care, transportation and parking; and
  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings. The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Fund’s fiscal year ended April 30, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Income Advantage
Fund
Portfolio Manager
Joseph DeSantis	$50,001 - $100,000
Gilman C. Gunn, II	$10,001 - $50,000
Tony Norris	$0
Alex Perrin	$0
Peter Wilson	$0
Michael Lee	$0

Evergreen Family of Funds
Portfolio Manager
Joseph DeSantis	$100,001 - $500,000
Gilman C. Gunn, II	$10,001 - $50,000
Tony Norris	$0
Alex Perrin	$0
Peter Wilson	$0
Michael Lee	$0

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen International Balanced Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 29, 2007

By: ________________________

Kasey Phillips
Principal Financial Officer

Date: June 29, 2007